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                                                                   EXHIBIT 10.1C
                            PACIFIC BIOMETRICS, INC.

                         FORM OF STOCK OPTION AGREEMENT
                                   (Directors)

                                                         Board Option No. ______

      This Stock Option Agreement ("Agreement") is made and entered into as of the date of grant set forth below ("Date of Grant") by and between Pacific Biometrics, Inc., a Delaware corporation ("Company"), and the participant named below ("Participant"). Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Company's 1996 Stock Incentive Plan ("Plan"). A copy of the Plan has been provided to Participant.

      Participant's Name:                   ____________________________________
      Participant's Address:                ____________________________________
                                            ____________________________________
      Total Number of Option Shares:        ____________________________________
      Exercise Price per Share:             ____________________________________
      Date of Grant:                        ____________________________________
      Expiration Date:                      Ten Years from Date of Grant
      Type of Option:                       [ ]  Incentive Stock Option
                                            [ ]  Nonstatutory Stock Option

      1. Grant of Option. The Company hereby grants to Participant an option ("Option") to purchase the total number of shares of Common Stock of the Company set forth above ("Shares") at the exercise price per share set forth above ("Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended; if designated as a Nonqualified Stock Option above, the Option is not intended to qualify as an ISO.

      2. Vesting of Option. The Option is fully vested and immediately exercisable as of the Date of Grant.

      3.    Expiration.

            (a) Expiration. The Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. If Participant's services with the Company are terminated, whether for death, disability or any other reason, the Option shall continue and may be exercised by Participant (or Participant's legal representative) at any time on or prior to the Expiration Date.

            (b)   No Obligation to Employ. Nothing in the Plan or this
Agreement shall confer on Participant any right to continue in the employ of, or other relationship (whether as an officer, director, consultant or otherwise) with, the Company or any parent, subsidiary or affiliate of the Company, or limit in any way the right of the Company (or any parent, subsidiary or affiliate of the Company) to terminate Participant's employment or other relationship at any time, with or without cause.

      4.    Manner of Exercise.

            (a) Exercise Notice. To exercise this Option, Participant (or in the case of exercise after Participant's death, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise notice in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time ("Exercise Notice"), which shall set forth Participant's election to exercise the Option, the number of Shares being purchased ("Exercised Shares"), any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than

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Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.

            (b) Limitations on Exercise. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Participant on the date the Option is exercised with respect to such Exercised Shares. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable. The Option may be exercised only for whole shares.

            (c) Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

                  (i)   cash; or

                  (ii) certified or cashiers check or a personal check acceptable to the Company; or

                  (iii) delivery of a properly executed exercise notice together with such other documentation or form of payment as the Board or the Committee shall require to effect an exercise of the Option; or

                  (iv) if deemed acceptable by the Company, pursuant to a cashless exercise of the Option whereby the Company shall deliver to the Participant (without the payment of the Exercise Price) that number of Shares of Common Stock of the Company equal to the quotient obtained by dividing (x) the value of the Option at the time of exercise (determined by subtracting the aggregate Exercise Price from the aggregate Market Price (the average closing sales price of the Common Stock of the Company during the twenty consecutive trading days ending on the second trading day prior to the date of exercise of the Option) for the Shares of Common Stock issuable upon exercise of the Option immediately prior to the exercise of the Option) by (y) the Market Price of one share of Common Stock of the Company immediately prior to the exercise of the Option; or

                  (v)   any combination of the foregoing.

            (d) Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal or state withholding obligations of the Company. If the Company allows, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

            (e) Issuance of Shares. The Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by the aggregate Exercise Price for the Exercised Shares and provision for tax withholding. Thereafter, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

      5. Non-Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

      6. Adjustment in Option. If, between the Date of Grant and the complete exercise thereof, there shall be a change in the outstanding shares of Common Stock of the Company by reason of one or more stock splits, stock dividends payable in shares of common stock, combinations or exchanges of shares, recapitalizations or similar capital adjustments, the number, kind or Exercise Price, as the case may be, of the Shares remaining subject to this Option shall be equitably adjusted in accordance with the terms of the Plan so that the proportionate interest in the Company represented by the Shares then subject to the Option shall be the same as before the occurrence of such event.

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      7.    Acceleration upon Change of Control. In the event of a Change of
Control (as defined in the Plan), unless otherwise determined by the Board of Committee at the time of grant or by amendment (with the Participant's consent) all outstanding Shares under this Option shall become fully exercisable and vested;

      8.    Tax Consequences.

            (a) Tax Consequences. Participant acknowledges that there are or may be federal, state and local income tax consequences to Participant as a result of the exercise of the Option and the subsequent sale or disposition of the Shares. If the Option is granted intending to qualify as an ISO under federal income tax law, the Company does not represent or guarantee that the Option qualifies as such. PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

            (b) Notice of Disqualifying Disposition of ISO Shares. If the Option is intended to qualify as an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Option on or before the later of (a) the date two years after the Date of Grant, and (b) the date one year after exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Any such early disposition of the Shares may result in adverse tax consequences to Participant. Participant acknowledges that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

      9. Privileges of Stock Ownership. Participant shall not have any of the rights of a shareholder with respect to any Shares until Participant exercises the Option and pays the Exercise Price.

      10. Compliance with Securities Laws and Regulations. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that certificates evidencing Shares issued upon exercise of this Option may be required to bear a legend restricting the resale thereof without registration of such shares under the Securities Act of 1933, as amended. Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

      11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

      12. Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

      13. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three days after deposit in the United States mail by certified or registered mail (return receipt requested); one business day after deposit with any return receipt express courier (prepaid); or one business day after transmission by facsimile (transmission confirmed).

      14. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

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      15.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without regard to its provisions regarding conflicts of laws.

      16. Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of the Option evidenced hereby, you acknowledge: (a) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (b) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) that all determinations with respect to any such future grants, including, but not limited to, the times when options will be granted, the number of shares subject to each option, the option price, and the time or times when each option will be exercisable, will be at the sole discretion of the Company; (d) that your participation in the Plan is voluntary; (e) that the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (g) that the vesting of the Option ceases upon termination of employment or service relationship with the Company for any reason except as may otherwise be explicitly provided in the Plan or this Agreement; (h) that the future value of the underlying Shares is unknown and cannot be predicted with certainty; and (i) that if the underlying Shares do not increase in value, the Option will have no value.

      DATED as of the Date of Grant set forth above.

                                            PACIFIC BIOMETRICS, INC.

                                            By:  _______________________________
                                            Its: _______________________________
                                            Name:_______________________________

Acceptance by Participant:

Participant acknowledges receipt of a copy of the Plan. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to any such exercise or disposition. Participant accepts this Option subject to all of the terms and provisions of the Plan and this Agreement.

      PARTICIPANT:
                                            ____________________________________
                                                      (Signature)

                                            ____________________________________
                                                      (Print Name)

      Date signed:__________________________

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                                    EXHIBIT A

                       NOTICE OF EXERCISE OF STOCK OPTION

Pacific Biometrics, Inc.
220 West Harrison Street
Seattle, WA 98119
Attn: Secretary

      1. Notice of Exercise. The undersigned ("Purchaser") hereby notifies Pacific Biometrics, Inc., a Delaware corporation (the "Company"), of his / her election to exercise his / her option to purchase _____________ shares of the Company's common stock, $.01 par value (the "Common Stock"), pursuant to that Stock Option Agreement (the "Agreement") between the undersigned and the Company dated _______________, 200__ (Option No. ____).

      2. Payment of Exercise Price. Accompanying this Notice is (a) a certified or a cashier's check (or other check acceptable to the Company) in the amount of $__________ payable to the Company, and/or (b) such any other form of payment, together with appropriate documentation, which is acceptable to the Company or as otherwise specified in Section 3 of the Agreement.

      3. Payment of Withholdings Taxes. Purchaser acknowledges that he / she is responsible for paying or providing for any applicable federal or state tax withholdings as a result of this Option exercise.

            (a) Accompanying this Notice is my check in the amount of $__________, in payment of federal and state income withholding and employment taxes applicable to this exercise. The amount of such payment is based on advice received from appropriate officials of the Company responsible for the administration of its payroll and employment tax obligations.

            (b) Alternatively, or in addition, to avoid earnings charges or other adverse consequences to the Company under applicable accounting or tax rules or regulations, in full or partial payment of such taxes: (i) I deliver herewith an additional ___________ shares of the Common Stock presently owned by me, having an aggregate fair market value as of the date hereof of $__________ [if such delivery is authorized and approved by the Company]; or (ii) I hereby authorize the Company to withhold, from the shares of Common Stock otherwise issuable to me pursuant to this exercise, __________ such shares having an aggregate fair market value at the date hereof of $__________.

      4. Title to Shares. The exact spelling of the name(s) under which Purchaser desires to take title to the Shares is:______________________________
_______________________________________________________________________________.

Purchaser desires to take title to the Shares as follows:

            [ ]   Individual, as separate property
            [ ]   Husband and wife, as community property
            [ ]   Joint Tenants
            [ ]   Alone or with spouse as trustee(s) of the following
                  trust (including date):
                  ______________________________________________________________
                  ______________________________________________________________
            [ ]   Other; please specify:________________________________________
                  ______________________________________________________________

      5. Tax Consequences. PURCHASER UNDERSTANDS THAT THERE MAY BE ADVERSE FEDERAL OR STATE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER ACKNOWLEDGES THAT SHE / HE HAS BEEN ADVISED TO CONSULT WITH HER / HIS TAX ADVISER IN CONNECTION WITH THE PURCHASE OR

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DISPOSITION OF THE SHARES AND THAT PURCHASER HAS HAD AN OPPORTUNITY TO DO SO.
PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

      6. Compliance with Laws and Regulations. Purchaser acknowledges that the issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

      7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Washington, without regard to conflicts of laws.

      EXECUTED as of the ____ day of _____________, 200__.

      PARTICIPANT

_____________________________________    SSN:    _______________________________
          (Signature)

_____________________________________    Address:_______________________________
          (Print name)                           _______________________________

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